INVESTOR PRESENTATION – BOSTON, MA MARCH 2025 Four Corners Property Trust NYSE: FCPT

MARCH 2025 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2024 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 28 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

FCPT RECENT HIGHLIGHTS

Steadied investment pace in Q4

Acquired 64 properties for $199 million at a 7.1% cap rate over the last 5 months of 2024

Executed acquisitions without compromises

Achieved favorable pricing while avoiding drifting up the risk spectrum

Opportunistically raised capital for 2025 and beyond

Remained active on the ATM

- Raised over $102 million in Q4 and $104 million in Q1 to date
- $204 million of unsettled equity forwards as of 3/17/2025

Oriented balance sheet towards future

Extended and upsized credit facility capacity in January 2025

- $350 million revolver capacity
- $225 million term loan ($75 million in incremental proceeds at 4.6% interest rate)

Sidestepped credit issues plaguing net lease industry

High collections (>99%) avoided problem net lease subsectors, including theaters, pharmacies, and big box retail

Continued diversification via growth activity

Acquisition efforts have resulted in our largest brands, Olive Garden and LongHorn, reduced to 34% and 10% of the portfolio, respectively

MARCH 2025

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3 APPENDIX PG 25 MARCH 2025 CONTENTS 1 THE CALM PORT IN THE STORM PG 4 2 COMPANY OVERVIEW PG 16

MARCH 2025 RISING CONSUMER CONCERNS UNDER NEW ADMINISTRATION Consumer anxieties are at a post-COVID high with the second Trump administration redirecting the economic status quo. The net lease sector may face disruption due to: Proposed 25% or higher tariffs for pharmaceuticals, automobiles, and semiconductor chips Mass deportation of undocumented immigrants Proposed 8% reduction in military spending Cancellation of government leases REITs have historically outperformed during times of market uncertainty and upheaval such as the 2001 tech bubble burst Black Monday Gulf War I Clinton Election Russian Crisis / LTCM Bush Election 9/11 Gulf War II Stimulus Debate Lehman & TARP Debt Ceiling Debate Brexit Trump Election COVID Outbreak Tariff Enaction Trump Election U.S. Economic Policy Uncertainty Index, January 1985-Present

MARCH 2025 FCPT: THE SAFE HARBOR IN THE VOLATILITY STORM FCPT has significant liquidity with $204 million of unsettled equity forwards plus a fully undrawn $350 million revolver FCPT has no near-term debt maturities; our 4.9x net leverage is at its lowest level since 2019 FCPT employs a very granular acquisition approach, minimizing value at risk of each property investment FCPT has a proven track record of being responsive to cost of capital and modulating capital raising and deployment when necessary Defensive portfolio built on two unique pillars: Our spin-off from Darden Restaurants included a hand-picked portfolio of industry-leading brands with low rent and unprecedented 5.6x rent coverage (48% of ABR) Diversified low-rent and small building size portfolio principally comprised of restaurant, auto service, and medical retail properties (52% of ABR) FCPT is intentional about choosing resilient industries and avoiding higher-risk tenants (i.e., pharmacies, big box tenants, movie theaters, etc.) Over 99% of rent collected since inception, including throughout COVID FCPT is a lean company with low overhead burden and a management team aligned with shareholders

UNIQUE AND HIGHLY SECURE NET LEASE

- **Our portfolio is primarily outparcel properties in high density retail corridors**
- **~79% of rent featuring unique benefits structurally superior to regular-way net lease.** This include the properties with high rent coverage (Darden and Chili's), ground leases, master leases, and investment grade guarantors or operators
  - The original Darden spin-off properties represent a seed portfolio with low rent levels resulting in unmatched rent coverage (5.6x)
  - The ground lease portfolio is characterized by low rents which also typically implies high rent coverage
  - FCPT's investment strategy focuses on acquiring new low rent properties with above average rent coverage

FCPT COVERAGE VS PEERS[1]



4.9x
3.6x
2.9x
2.6x
NA
NA
NA
FCPT
EPRT
O
GTY
NNN
ADC
NTST



Ground Leased
$147k average rent
79% structurally superior to regular way net lease
11%
High Quality Ground & Building Leases
$147k average rent
21%
46%
Darden
5.6x coverage
Other Investment Grade Leases[2]
7%
9%
7%
Master Leased
Chili's

Average Ground Lease Rent: $147 thousand 11%
Average All Other Leases Rent: $205 thousand 89%
Average FCPT Portfolio Rent: $197 thousand 100%

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MARCH 2025 HIGHLY SELECTIVE APPROACH TO NET LEASE While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: 0.0% ABR1 exposure Entertainment: 0.0% ABR exposure Gyms: 0.0% ABR exposure Furniture: 0.0% ABR exposure EV-only Auto Service: 0.0% ABR exposure General Merchandise: 0.7% ABR exposure Dollar Stores: 0.1% ABR exposure Car Washes: 1.2% ABR exposure FCPT owns 10 car washes, all acquired at reasonable pricing and rent levels. These sites were selected after reviewing hundreds of locations available for purchase over the years. We will remain highly selective on this sector with a focus on basis and store-level performance FCPT HAS AVOIDED: Service Centers

STRONG PORTFOLIO PERFORMANCE THROUGH RECESSIONS

- Darden's flagship casual dining tenants during the 2008 financial crisis were able to weather the storm and outperformed most restaurants
- These restaurant brands leveraged their strong positioning and operations while others struggled to adapt to a weakening consumer environment
- During the Great Financial Crisis' fallout period, Darden outperformed the restaurant industry at large. Peers saw traffic fall **6-8%** on average from 2008-2009, allowing Olive Garden and LongHorn to gain market share[1]

Same Store Sales 2007 - 2011[2]					
	2007	**2008**	**2009**	**2010**	**2011**
Olive Garden	2.7%	4.9%	0.3%	-1.0%	1.2%
LongHorn Steakhouse	NA	-1.9%	-5.6%	-1.9%	5.4%

- Additionally, our other two sectors, auto service and medical, were able to perform during this time as they are less discretionary and more recession resistant:
  - GPC's NAPA Auto Parts segment saw increased revenue as a percentage of overall sales, shifting from 48% in 2008 to 52% in 2009[2]
  - Dialysis tenants DaVita and Fresenius exhibited strong performance in 2009, with Fresenius posting record sales during 2009[2]
  - Retail clinic visits increased 4x from 2007 to 2009, with an estimated 6 million clinic visits in 2009 alone, per *Health Affairs* journal[3]

MARCH 2025 9

Darden credit default swaps Remain historically inexpensive MARCH 2025 Current ask price: 40 High on 06/07/22: 163 Average: 63.656 Low on 03/13/24: 39 Very tight pricing spreads for Darden to have a credit event Darden Senior CDS Curve (5 year) Basis Points The impact of recent market volatility has not impacted the pricing or market view of Darden’s risk profile

MARCH 2025 FCPT BRAND EXPOSURE TO MACRO UNCERTAINTY Commentary from around the industry: Driven Brands CFO Michael Diamond: “We have, pretty good flexibility about where we're able to source our product from, from a couple of the products where we may need to shift production, we tend to hold enough inventory that we have enough time to manage that accordingly” Genuine Parts Company CEO William Stengel: “we've been prepared for this moment. Our merchandising teams around the world have done really good work to make sure that we've got a diversified global supply chain…our tariff exposure as a percent of purchases is about 7% in China and less than 5% in Mexico and Canada” Chipotle CEO Scott Boatwright: “It is our intent as we sit here today to absorb those costs... we can withstand those types of inflationary pressures and not have to pass those costs off to the consumer” Taco Bell CEO Sean Tresvant noted that Yum Brands’ global supply chain would help the brand navigate any possible fallout from the tariffs imposed on imports: “If you have the right brand and are in the right markets, you can be successful”

MARCH 2025 FCPT’S LOW BASIS PORTFOLIO FCPT frequently has amongst the lowest upfront acquisition basis per property within net lease FCPT seeks and acquires properties with a significantly lower value at risk per site as compared to peers FCPT’s emphasis on low rents and fungible buildings have created a portfolio with minimal liability at the individual property level, reducing risk in the event of lease maturity or in the event of tenant credit issues 1 FCPT’s strategy focuses on low basis investments in small box (<15,000) retail properties (average FCPT building size is 6,712 SF). This has resulted in high tenant renewal rates and capturing high re-leasing spreads at lease maturity

MARCH 2025 FCPT’S CONSISTENT LEVERAGE RANGE FCPT has a stated leverage target of 5.5x-6.0x, but has been below or in the lower range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT HISTORICAL LEVERAGE1

To minimize dilution related to issuance fees, FCPT utilizes the ATM for its equity issuance FCPT has raised $1.1 billion of equity since inception with 91% raised via the ATM. Our sole overnight offering was completed in August 2018 Further, FCPT modulates capital raising and new acquisitions to protect accretive investment spreads After nearly shutting down equity issuance in 2023, we resumed in Q3 2024. Over 76% of equity raised since 2023 was accomplished in Q3 and Q4 2024 Since 2021, 82% of FCPT equity raised was accomplished in just 6 quarters. During those periods we averaged $100 million of equity raising per quarter This allowed us to match fund new acquisitions with capital and capture significant investment spread During the other 10 quarters, we averaged just $13 million of issuance per quarter MARCH 2025 FCPT’S SPREAD-FOCUSED APPROACH TO CAPITAL RAISING1

MARCH 2025 INFLATION HAS POSITIVE AND NEGATIVE EFFECTS FOR NET LEASE Note: The effects of inflation and higher interest rates shown above are valuation agnostic (i.e., ignores potential equity valuation changes) Interest Rates / Inflation Renewal Probability: Relocation costs for tenants increase translating to higher renewal probability on existing portfolio Portfolio Rent Escalator (1.4%)1 Positive Effects Negative Effects Investment Yield: New acquisitions benefit from higher capitalization rates Tenant Credit: Sales increase faster than fixed rent escalation, leading to better rent coverage and tenant financial health Lower Defeasance: Debt defeasance costs decrease Interest Expense: New debt issuances have higher interest rate as underlying Treasury rate rises Unhedged Debt: Unhedged portion of the credit facility cost increases Overhead: Increases personnel and G&A expense as cost-of-living rises Property Management: Cost increases are passed through to tenant; few vacant site issues due to high renewals Investment Spreads: Decreases investment spreads as cost of debt rises immediately and asset prices lag

MARCH 2025 CONTENTS 3 APPENDIX PG 25 1 THE CALM PORT IN THE STORM PG 4 2 COMPANY OVERVIEW PG 16

FCPT'S DIFFERENTIATED APPROACH WITHIN NET LEASE

1 Superior Capital Raising & Allocation
- Use ATM equity program to minimize fees and discounts on capital raising
- Modulate equity issuance if cost of capital weakens
- Long track record of conservative leverage
- Avoid sacrificing investment quality to increase spread. Acquisitions moderated if market conditions eliminate accretion

2 Granular Portfolio Building
- Portfolio led by Darden, a premier investment grade tenant
- Analytical underwriting through a consistent model balanced between credit and real estate
- Low value at risk with average purchase price of ~$3 million

3 Quality Focus on Fungible Real Estate
- Excellent visibility and access paired with strong demographics
- Target sectors are e-commerce and recession resistant

4 Shareholders First
- Hyperfocused approach leads to high occupancy and lease renewal rates
- Industry-leading EBITDAR coverage of 4.9x
- Avoided problem net lease tenants
- Low overhead with aligned compensation
- Top-decile governance scores
- Hyper-transparent disclosure regime

REPRESENTATIVE BRANDS

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17

MARCH 2025 FCPT AT A GLANCE1 1,220 leases 163 brands 7.3-year average lease term $0.44 AFFO per share (Q4)2 $265 million / 7.1% cap rate of acquisitions in 2024 99.6% occupied 1.4% average annual escalator 4.9x tenant EBITDAR coverage3 56% investment grade4 6,712 SF average asset size 30,218 average daily vehicle count $66,795 portfolio median HHI 59,862 average 3-mile population $204 million unsettled forward equity $350 million undrawn revolver 4.9x net debt to adj. EBITDAre5 4.5x Fixed charge coverage 4.5x Fixed charge coverage 93% Fixed rate debt BBB / Baa3 (Fitch / Moody’s)

MARCH 2025 PORTFOLIO BREAKDOWN 314 leases 82 leases 113 leases 23 brands 13 leases 168 leases 32 brands 116 leases Other casual dining restaurants Auto service 110 leases 39 brands Medical retail 53 leases 26 brands Other retail 1,220 Leases across 163 Brands Annual Base Rent of $240.2 million1 34% Olive Garden (vs. 74% at inception) 10% LongHorn (vs. 20% at inception) 23% Non-Restaurant Exposure (vs. 0% at inception) Other casual dining restaurants Auto service Medical retail Other retail 34% 10% 10% 11% 7% 9% 2% 3% 2 The spin-off Darden portfolio remains a strong foundation tenant for FCPT. Over half the portfolio has been diversified into new restaurant brands, Medical Retail and Auto Service 28 leases 2% 29 leases 2% 2 Quick service restaurants 194 leases 37 brands 9% Quick service restaurants FCPT AT A GLANCE

MARCH 2025 COMPANY MOMENTUM SINCE INCEPTION TODAY Annual base rent1 $94 million $240 million + $146 million (2.6x) Properties 418 1,198 + 780 (2.9x) Brands 5 163 + 158 Enterprise value $1.3 billion $3.9 billion + $2.6 billion (2.9x) We have grown our team, put-in place substantial processes and refined our acquisition and property management capabilities. We diversified our portfolio and avoided significant credit issues, while maintaining a conservative credit profile and improving access to capital ANNUAL BASE RENT ($ million) ENTERPRISE VALUE ($ million) $240 $94 Top 5 Brands as % of ABR 100% 56% - 44% Acquisition Volume (cumulative) $0 $2.0 billion + $2.0 billion $3,853 $1,324 2015 Equity Net Debt 2.9x 2.6x

FCPT Low Rent & Investment Basis Small Building, Fungible Real Estate National Brands with Strong Credit Profiles MARCH 2025 FCPT’S INVESTMENT FILTERS Our portfolio is principally leased to restaurants, auto service and medical retail tenants The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within restaurants, auto service, and medical retail Our investment approach seeks to de-risk net lease investing through a highly-filtered selection process

MARCH 2025 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS Rank  Brand Name FCPT Stores % of ABR1 Total Stores Sales ($mm) Publicly Traded? 1 Olive Garden 314 34.2% 925 $5,089 DRI 2 Longhorn Steakhouse 116 9.7% 580 $2,917 DRI 3 Chili's 82 7.2% 1,209 $4,277 EAT 4 Outback Steakhouse 28 2.5% 673 $2,269 BLMN 5 Buffalo Wild Wings 29 2.4% 1,264 - - 6 Cheddar's 13 2.0% 181 $2,288 DRI 7 Red Lobster 18 1.6% 540 - - 8 Caliber Collision 28 1.4% 1,800 - - 9 Bahama Breeze 10 1.4% 43 $1,285 DRI 10 Burger King 22 1.4% 7,144 $2,903 QSR 11 KFC 33 1.4% 31,143 $35,356 YUM 12 Carrabba's 14 1.2% 210 $710 BLMN 13 BJ's Restaurant 12 1.2% 218 $1,337 BJRI 14 Take 5 Car Wash 9 1.2% 1,107 $578 DRVN 15 Bob Evans 15 1.2% 436 - - 16 Oak Street Health 10 1.1% N/A - CVS 17 Christian Brothers 9 1.0% 280 - - 18 Arby's 17 0.8% 3,413 - - 19 NAPA Auto Parts 18 0.8% 6,000 $23,302 GPC 20 Texas Roadhouse 12 0.8% 657 $5,100 TXRH 21 WellNow Urgent Care2 12 0.8% 85 - - 22 Starbucks 17 0.7% 10,715 $36,121 SBUX 23 Fresenius 10 0.7% 2,500 $24,070 FSNUY 24 Taco Bell 15 0.6% 8,564 $16,505 YUM 25 AFC Urgent Care 9 0.6% 365 - - 26-163 Other 348 22.4% TOP 25 FCPT PORTFOLIO BRANDS1 01 02 03 04 05 06 07 08 09 1 0 11 12 13 14 1 5 16 17 18 19 2 0 21 22 23 24 2 5 FCPT METRICS BRAND METRICS3

MARCH 2025 FCPT’S STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality and consistent portfolios in the net lease sector. We have established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

CONSERVATIVE FINANCIAL POLICIES

DEBT MATURITY SCHEDULE AS OF 2/1/25 $ MILLIONS (OPTIONS SHOWN AS FULLY EXTENDED)



Undrawn Revolver
Drawn Revolver
Unsecured Notes
Unsecured Term
$350
$265
$75
$190
$225
$50
$175
$100
$75
$225
$50
$100
$75
$100
2025
2026
2027
2028
2029
2030
2031
2032
2033

Note: Term Loan and Revolver maturities are shown fully extended. Pro forma for the extension and upsizing of the credit facility as announced on January 31, 2025

FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility

- Weighted average debt maturity ~4.4 years
- No near-term debt maturities

Conservative leverage

- Committed to maintaining conservative 5.5x–6.0x max leverage
- Net debt to adjusted EBITDAre ratio is 4.9x[1] including undrawn net equity forwards as of 12/31/2024

Strong liquidity profile

- $350 million revolver availability
- Conservative dividend payout ratio of ~80% of AFFO
- Significant available liquidity including cash and cash equivalents, existing forward equity sale agreements, and undrawn revolver balance

Minimal floating rate exposure

- 93% of debt is fixed rate including the effect of interest rate hedges

Investment grade rated

- Rated BBB by Fitch and Baa3 by Moody's

MARCH 2025

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MARCH 2025 CONTENTS 3 APPENDIX PG 25 1 THE CALM PORT IN THE STORM PG 4 2 COMPANY OVERVIEW PG 16

MARCH 2025 3.8-year Weighted average term for notes/term loans 93% Fixed rate debt $245 million Available on revolver 1 DEBT MATURITY SCHEDULE 2 Pro Forma for Credit Facility Recast and FCPT Extension Options As of 12/31/2024 4.4-year Weighted average term for notes/term loans 93% Fixed rate debt $350 million Available on revolver Pro Forma

MARCH 2025 CREDIT FACILITY AND HEDGING SUMMARY Note: we are including this pro forma disclosure due to the Credit Facility recast as announced on January 31, 2025

MARCH 2025 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 12/31/2024 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

MARCH 2025 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

MARCH 2025 FFO & AFFO RECONCILIATION

FOOTNOTES

PAGE 5 RISING CONSUMER CONCERNS UNDER NEW ADMINISTRATION
1. Index quantifies sentiments from major U.S. newspapers, tax code anxieties, and Federal Reserve surveys to measure policy-related economic uncertainty in the U.S.
   Source: 'Measuring Economic Policy Uncertainty' by Scott Baker, Nicholas Bloom and Steven J. Davis

PAGE 7 UNIQUE AND HIGHLY SECURE NET LEASE
1. See glossary on page 28 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 66% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2024 and the averaged last four quarters brand average margins. Peer data as of latest available public filings
2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies

PAGE 8 HIGHLY SELECTIVE APPROACH TO NET LEASE
Note: All data as of 12/31/2024
1. Annual cash base rent (ABR) as defined in glossary

PAGE 9 STRONG PORTFOLIO PERFORMANCE THROUGH RECESSIONS
1. Source: Malcolm M. Knapp, Inc., Baird Estimates
2. Source: public filings
3. Source: Mehrotra, A., & Lave, J. R. (2012). Visits to retail clinics grew fourfold from 2007 to 2009, although their share of overall outpatient visits remains low. Health Affairs, 31(9), 2123–2129. https://doi.org/10.1377/hlthaff.2011.1128

PAGE 10 DARDEN CREDIT DEFAULT SWAPS REMAIN HISTORICALLY INEXPENSIVE
1. Source: Bloomberg as of 3/14/2025

PAGE 12 FCPT'S LOW BASIS PORTFOLIO
1. Source: Public filings as of 12/31/2024

PAGE 13 FCPT'S CONSISTENT LEVERAGE RANGE
1. See page 29 for reconciliation of net income to adjusted EBITDAre and page 28 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Q4 2024 includes forward equity contracts outstanding as of 12/31/2024 for anticipated net proceeds of $98 million

PAGE 14 FCPT'S SPREAD-FOCUSED APPROACH TO CAPITAL RAISING
1. All figures as of 12/31/2024

PAGE 15 INFLATION HAS POSITIVE AND NEGATIVE EFFECTS FOR NET LEASE
1. As of 12/31/2024

PAGE 18 FCPT AT A GLANCE
Figures as of 12/31/2024
1. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 28 for definitions
2. See page 28 for non-GAAP definitions, and page 30 for reconciliation of net income to AFFO
3. See glossary on page 28 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 66% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2024 and the averaged last four quarters brand average margins
4. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies
5. See page 29 for reconciliation of net income to adjusted EBITDAre and page 28 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Inclusive of undrawn equity forwards

PAGE 19 FCPT AT A GLANCE
1. Represents current Annual Cash Base Rent (ABR) as of 12/31/2024
2. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy

PAGE 20 COMPANY MOMENTUM SINCE INCEPTION
1. Annual Cash Base Rent (ABR) as defined in glossary

PAGE 22 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS
1. Represents current Annual Cash Base Rent (ABR) as of 12/31/2024 as defined in glossary on page 28
2. Several WellNow locations have been assigned to new entities and rebranded. WellNow remains obligated under the lease at these assigned locations; figure in the table reflects lower lease count and other metrics following the assignment
3. Source: Nation's Restaurant Top 500 Restaurants or public filings. Dash indicates private company or confidential information

PAGE 23 FCPT'S STRONG PORTFOLIO PERFORMANCE
1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications
2. Occupancy based on portfolio square footage

PAGE 24 CONSERVATIVE FINANCIAL POLICIES
Figures pro forma for the credit facility recast as of 2/1/2025, unless otherwise noted
1. See page 29 for reconciliation of net income to adjusted EBITDAre and page 28 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 26 DEBT MATURITY SCHEDULE
Figures as of 12/31/2024
1. The revolving credit facility expires on November 9, 2025 subject to FCPT's availability to extend the term for one additional six-month period to May 9, 2026
2. Pro Forma for the recast, the revolving credit facility expires on February 1, 2029 subject to FCPT's availability to extend the term for two additional six-month periods to February 1, 2030

PAGE 27 CREDIT FACILITY AND HEDGING SUMMARY
1. Borrowings under the term loans accrue interest at a rate of daily SOFR plus 0.10% plus a 0.95%-1.00% credit spread. FCPT has entered into interest rate swaps that fix $435 million of Term Loans through November 2025, $435 million through November 2026, and $385 through November 2027, and $285 through November 2028. The all-in cash interest rate on the portion of the term loan that is fixed and including the credit spread and SOFR adjustment is approximately 3.5% for 2025, 3.9% for 2026, 3.8% for 2027, and 4.2% for 2028

PAGE 29 RECONCILIATION SCHEDULES
1. See glossary on page 28 for non-GAAP definitions
2. Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes

PAGE 30 FFO & AFFO RECONCILIATION
1. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business
2. Assumes the issuance of common shares for OP units held by non-controlling interest

MARCH 2025 31

INVESTOR PRESENTATION – BOSTON, MA MARCH 2025